FINANCIAL INFORMATION REPORT
	Horsehead Holding Corp. and Subsidiaries				EXHIBIT 99.1
CONSOLIDATING BALANCE SHEETS
February 29, 2016 (Amounts in thousands, except per share amount)
		Horsehead
ASSETS	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$7,077	$11,316	$3,387	$2,786	$—	$24,566
Accounts receivable, net of allowance	290	15,825	15,864	5,950	(465)	37,464
Inventories, net	—	20,387	10,553	5,779	—	36,719
Prepaid expenses and other current assets	2,257	13,120	1,495	1,044	(6,972)	10,944
Deferred income taxes	—	5,405	24	301	—	5,730

Total current assets	9,624	66,053	31,323	15,860	(7,437)	115,423
Property, plant and equip, net	—	718,666	24,567	31,312	—	774,545
Other assets
Intangible assets	—	7,707	83	1,537	—	9,327
Restricted cash	—	7,939	—	—	—	7,939
Deferred income taxes	—	—	—	—	58,134	58,134
Investment in and advances to subs	730,115	(674,958)	15,879	4,132	(75,168)	—
Deposits and other	14,968	618	878	670	(14,968)	2,166

Total other assets	745,083	(658,694)	16,840	6,339	(32,002)	77,566
Total assets	$754,707	$126,025	$72,730	$53,511	$(39,439)	$967,534

LIABILITIES AND		Horsehead
STOCKHOLDERS' EQUITY	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current maturities of long-term debt	$205,000	$42,234	$—	$—	$(15,091)	$232,143
DEBTOR IN POSSESSION FINANCING	—	19,822	18,678	—	—	38,500
Accounts payable	214	8,932	504	1,261	(353)	10,558
Accrued expenses	5,382	17,241	580	1,889	11	25,103
Income taxes payable	—	(56,170)	525	509	55,136	—
Total current liabilities	210,596	32,059	20,287	3,659	39,703	306,304
LIABILITIES SUBJECT TO COMPROMISE	142,930	84,501	8,216	5,765	—	241,412
Long-term debt, less current	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,080	26	1,839	—	14,945
Deferred income taxes	—	(7,196)	1,870	9,302	(3,976)	—
Commitments and contingencies
Stockholders' equity
Common Stock	602	—	—	—	—	602
Preferred stock	—	—	—	—	—	—
Additional paid-in capital	393,819	12,572	—	29,081	(41,653)	393,819
Retained earnings	6,760	(12,830)	42,331	(6,135)	(23,513)	6,613

Total stockholders' equity before noncontrolling interest	401,181	(258)	42,331	22,946	(65,166)	401,034
Noncontrolling interest	—	3,839	—	—	—	3,839
Total stockholders' equity	401,181	3,581	42,331	22,946	(65,166)	404,873
Total liabilities and SE	$754,707	$126,025	$72,730	$53,511	$(39,439)	$967,534
NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)

	28 days ended	Month ended	YTD ended	YTD ended
	February 29	February 28	February 29	February 28
	2016	2015	2016	2015

Net sales of zinc material and other goods	$19,059	$26,279	$39,369	$56,316
Net sales of nickel based material and other services	3,434	4,388	6,276	5,608
EAF dust service fees	3,189	2,946	6,355	6,042

Net sales	25,682	33,613	52,000	67,966

Cost of sales of zinc material and other goods	19,151	29,441	48,722	59,733
Cost of sales of nickel based material and other services	2,339	2,727	4,310	4,987
Cost of EAF dust services	2,379	2,461	4,563	4,975

Cost of sales (excluding deprec and amortiz)	23,869	34,629	57,595	69,695
Depreciation and amortization	4,179	3,939	8,358	7,877
Selling, general and administrative expenses	1,836	2,324	3,752	4,586
Total costs and expenses	29,884	40,892	69,705	82,158

Loss from operations	(4,202)	(7,279)	(17,705)	(14,192)

Other income (expense)
Interest expense	(2,572)	(2,756)	(6,090)	(6,092)
Interest and other income	4	7	3	8
Other income (expense)	(17)	(27)	2,957	(145)

Total other income (expense)	(2,585)	(2,776)	(3,130)	(6,229)

REORGANIZATION ITEMS, NET	(9,158)	—	(19,799)	—

Loss before income taxes	(15,945)	(10,055)	(40,634)	(20,421)
Income tax benefit	(5,813)	(4,585)	(14,568)	(9,313)

NET LOSS	$(10,132)	$(5,470)	$(26,066)	$(11,108)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the 28 days ended February 29, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$10,945	$—	$8,114	$—	$19,059
Net sales of nickel based material and other services	—	—	3,434	—	—	3,434
EAF dust service fees	—	3,287	—	—	(98)	3,189

Net sales	—	14,232	3,434	8,114	(98)	25,682

Cost of sales of zinc material and other goods	—	11,611	—	7,540	—	19,151
Cost of sales of nickel based material and other services	—	—	2,437	—	(98)	2,339
Cost of EAF dust services	—	2,379	—	—	—	2,379

Cost of sales (excluding deprec and amortiz)	—	13,990	2,437	7,540	(98)	23,869
Depreciation and amortization	—	3,740	252	187	—	4,179
Selling, general and administrative expenses	18	1,421	253	144	—	1,836
Total costs and expenses	18	19,151	2,942	7,871	(98)	29,884

(Loss) income from operations	(18)	(4,919)	492	243	—	(4,202)

Equity in (loss) income of subsidiary, net of taxes	(5,165)	—	—	—	5,165	—

Other income (expense)
Interest expense	(604)	(1,846)	(37)	(173)	88	(2,572)
Interest and other income	90	2	—	—	(88)	4
Other income (expense)	—	2	—	(19)	—	(17)

Total other income (expense)	(514)	(1,842)	(37)	(192)	—	(2,585)

REORGANIZATION ITEMS, NET	(3,814)	(4,790)	—	(554)	—	(9,158)

(Loss) income before income taxes	(9,511)	(11,551)	455	(503)	5,165	(15,945)
Income tax (benefit) provision	—	(5,876)	179	(116)	—	(5,813)

NET (LOSS) INCOME	$(9,511)	$(5,675)	$276	$(387)	$5,165	$(10,132)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the two months ended February 29, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$21,567	$—	$17,700	$102	$39,369
Net sales of nickel based material and other services	—	—	6,276	—	—	6,276
EAF dust service fees	—	6,559	—	—	(204)	6,355

Net sales	—	28,126	6,276	17,700	(102)	52,000

Cost of sales of zinc material and other goods	—	32,135	—	16,485	102	48,722
Cost of sales of nickel based material and other services	—	—	4,514	—	(204)	4,310
Cost of EAF dust services	—	4,563	—	—	—	4,563

Cost of sales (excluding deprec and amortiz)	—	36,698	4,514	16,485	(102)	57,595
Depreciation and amortization	—	7,481	503	374	—	8,358
Selling, general and administrative expenses	179	2,800	474	299	—	3,752
Total costs and expenses	179	46,979	5,491	17,158	(102)	69,705

(Loss) income from operations	(179)	(18,853)	785	542	—	(17,705)

Equity in (loss) income of subsidiary, net of taxes	(15,361)	—	—	—	15,361	—

Other income (expense)
Interest expense	(3,609)	(2,323)	(73)	(267)	182	(6,090)
Interest and other income	183	2	—	—	(182)	3
Other income (expense)	—	3,000	(8)	(35)	—	2,957

Total other income (expense)	(3,426)	679	(81)	(302)	—	(3,130)

REORGANIZATION ITEMS, NET	(6,075)	(11,924)	64	(1,864)	—	(19,799)

(Loss) income before income taxes	(25,041)	(30,098)	768	(1,624)	15,361	(40,634)
Income tax (benefit) provision	—	(14,863)	302	(7)	—	(14,568)

NET (LOSS) INCOME	$(25,041)	$(15,235)	$466	$(1,617)	$15,361	$(26,066)

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT THESE RESULTS

NON-FINANCIAL OPERATING METRICS REPORT
			28 days ended
Shipments			February 29, 2016
Zinc finished product - tons (Z + HH combined)(excludes WOX/Calcine)			5,938
Finished Products Zinc-Contained tons (Z + HH combined) (excludes WOX/Calcine)			4,925
WOX/Calcine shipments combined - tons			13,433
Total Zinc-Contained tons (Finished Prod from Z + HH + calcine/WOX)			13,326
Zinc finished product - tons (HH) (excludes WOX/Calcine)			872
Total Zinc Product Zinc - Contained tons (HH) (includes WOX/Calcine)			9,273
EAF dust receipts - tons (HH)			43,601
Nickel remelt alloy shipments - tons (I)			2,850

Net sales realization
Zinc finished products - per lb (Z + HH combined)			$0.83
Zinc finished products - per lb zinc-contained (Z + HH combined)			$1.00
Zinc finished products premium - per lb zinc-contained (Z + HH combined)			$0.22
Zinc Product Shipments - per lb zinc-contained (HH)			$0.53
LME average zinc price - per lb			$0.78
LME average nickel price - per lb			$3.77

Production
Zinc metal production tons (Mooresboro)			—
Mooresboro conversion costs (per lb)			$—

Financial (in 000's)			UNAUDITED
Net Zinc metal sales excl intercompany (HH) (excludes brokered)			$1,322
Brokered metal sales			$164
EAFD collection revenue			$3,287
EAFD collection costs			$2,379
Zochem adjusted EBITDA (but no detail on adjustments)			$426
INMETCO adjusted EBITDA (but no detail on adjustments)			$744

Segment data (3 segments + Corp, elim, other) (in 000's)
UNAUDITED
				Corp, Elims
	Horsehead	Zochem	INMETCO	& Other	Consolidated
Revenue	$14,232	$8,114	$3,434	$(98)	$25,682
Depr & Amort	3,740	187	252	—	4,179
COGS	13,990	7,540	2,437	(98)	23,869
SG&A	1,421	144	253	18	1,836
Interest expense	1,846	173	37	516	2,572
(Loss) income before income taxes	$(11,551)	$(503)	$455	$(4,346)	$(15,945)

Revenue excl. unrealized non-cash hedge adj and interco sales	$14,134	$8,110	$3,434	$—	$25,678
Unrealized non-cash hedge adj (expense) income	$—	$4	$—	$—	$4
Capital expenditures	$187	$28	$129	$—	$344